UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2018

American Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38597	90-0929989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement

Second Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P.

On July 19, 2018, effective at the listing of the Class A common stock of American Finance Trust, Inc. (the “Company”) on The Nasdaq Global Select Market (“Nasdaq”) under the symbol “AFIN” (the “Listing”), which will occur on July 19, 2018 (the “Listing Date”), the Company, as general partner of American Finance Operating Partnership, L.P. (the “OP”), its operating partnership, executed the Second Amended and Restated Agreement of Limited Partnership of the OP (the “A&R LPA”) for itself and the limited partners thereto: (i) American Finance Advisors, LLC (the “Advisor”), the Company’s advisor, (ii) American Realty Capital Retail Advisor, LLC, an affiliate of the Advisor that served as the external advisor to American Realty Capital — Retail Centers of America, Inc. (“RCA”) prior to its merger with and into the Company in February 2017 (the “Merger”), (iii) American Finance Special Limited Partner, LLC (the “Special Limited Partner”), an affiliate of the Advisor and the special limited partner of the OP, and (iv) Lincoln Retail REIT Services, LLC, which provides, subject to the Advisor’s or its affiliates’ oversight, asset management, property management and leasing services for those multi-tenant properties acquired by the Company from RCA in the Merger.

The amendments to be effected to the OP’s currently effective agreement of limited partnership (the “Previous LPA”) pursuant to the A&R LPA generally reflect provisions more consistent with agreements of limited partnership of other operating partnerships controlled by real estate investment trusts whose securities are publicly traded and listed and make other changes in light of the transactions entered into by the Company in connection with the Listing.

As previously announced, to effect the Listing, and to address the potential for selling pressure that may exist at the outset of trading, only shares of Class A common stock (together with the Company’s Class B-1 common stock and Class B-2 common, the “common stock”) will be listed on Nasdaq. Shares of the Company’s two other classes of common stock, Class B-1 common stock and Class B-2 common stock, will not be listed on Nasdaq. Instead, the shares of Class B-1 common stock and Class B-2 common stock will automatically convert into shares of Class A common stock and thus become listed on Nasdaq no later than 90 days and 180 days, respectively, from the Listing Date. Each share of Class B-1 common stock and Class B-2 common stock is otherwise identical to each share of Class A common stock in all other respects, including the right to vote on matters presented to the Company’s stockholders, and shares of all classes of common stock are expected to receive the same distributions. As of July 19, 2018 and giving effect to the transactions described under Item 3.02 of this Current Report on Form 8-K, the Company’s outstanding shares of common stock comprised of 53,563,378 shares of Class A common stock, 26,264,686.5 shares of Class B-1 common stock and 26,264,686.5 shares of Class B-2 common stock. The A&R LPA reflects amendments to designate the units of limited partnership previously designated as “OP Units” that correspond to each share of the Company’s common stock, with respect to distributions and otherwise, as “Class A Units” (the “Class A Units”). For purposes of the A&R LPA, as necessary, including, for example, the distribution and allocation provisions thereunder, until such time as the shares of Class B-1 common stock convert into shares of Class A common stock, a percentage of the Class A Units equal to the percentage of shares of the Company’s common stock that are shares of Class B-1 common stock will correspond with the shares of Class B-1 common stock and a percentage of the Class A Units equal to the percentage of shares of the Company’s common stock that are shares of Class B-2 common stock will correspond with the shares of Class B-2 common stock.

The A&R LPA also sets forth the terms of a new class of units of limited partnership designated as “LTIP Units” (“LTIP Units”), including the Master LTIP Unit (the “Master LTIP Unit”) issued to the Advisor on the Listing Date pursuant to an award agreement entered into with the Advisor on July 19, 2018, effective as of the Listing Date (the “OPP”). The terms of the LTIP Units, the Master LTIP and the OPP are summarized under the caption “Multi-Year Outperformance Award” in Item 5.02 of this Current Report on Form 8-K.

In addition, the A&R LPA describes the procedures pursuant to which holders of Class A Units may redeem all or a portion of their Class A Units for, at the Company’s election, either shares of Class A common stock or the cash equivalent thereof. The A&R LPA also requires the Company, upon the request of a holder of Class A Units but subject to certain conditions and limitations, to register under the Securities Act of 1933, as amended (the “Securities Act”) the issuance or resale of the shares of Class A common stock issuable upon redemption of Class A Units in accordance with the A&R LPA (including the shares of Class A common stock issued pursuant to the transactions described under Item 3.02 of this Current Report on Form 8-K).

The foregoing summary of the material terms of the A&R LPA does not purport to be complete and is subject to, and qualified in its entirety by reference to, the A&R LPA, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Listing Note and Subordination Agreement

On July 19, 2018, effective at the Listing, the OP entered into a listing note agreement (the “Listing Note”) with the Special Limited Partner and entered into a related subordination agreement (the “Subordination Agreement”) with the administrative agent under the Company’s existing credit facility (the “Credit Facility”), BMO Harris Bank N.A. (“BMO Bank”). The Listing Note is required in connection with the Listing pursuant to the Previous LPA with respect to the special limited partnership interest in the OP held by the Special Limited Partner, but the Listing Note includes an adjustment to the measurement period used to calculate the market value of the Company’s common stock under the Prior LPA to account for the phased liquidity of the Company’s common stock whereby shares of Class B-1 common stock and Class B-2 common stock will automatically convert into shares of Class A common stock and thus become listed on Nasdaq no later than 90 days and 180 days, respectively, from the Listing Date. Specifically, the measurement period used to calculate the Market Value (as defined in the Listing Note) of the Company’s common stock will be the 30 consecutive trading days commencing on the 180th day following the date on which shares of Class B-2 common stock convert into shares of Class A common stock instead of the 180th day following the Listing.

The Listing Note evidences the OP’s obligation to distribute to the Special Limited Partner an aggregate amount (the “Listing Amount”) equal to 15.0% of the difference (to the extent the result is a positive number) between:

•	the sum of (i) the Market Value of the Company’s common stock plus (ii) the sum of all distributions or dividends (from any source) paid by the Company to its stockholders prior to the Listing; and
•	the sum of (i) the gross proceeds (“Gross Proceeds”) of all public and private offerings, including issuance of the Company’s common stock pursuant to a merger (including the Merger) or business combination (an “Offering”) as of the Listing Date, plus (ii) the total amount of cash that, if distributed to those stockholders who purchased shares of the Company’s common stock in an Offering prior to the Listing, would have provided those stockholders a 6.0% cumulative, non-compounded, pre-tax annual return (based on a 365-day year) on the Gross Proceeds.

The Market Value used to calculate the Listing Amount will not be determinable until the end of a measurement period, the period of 30 consecutive trading days, commencing on the 180th day following the date on which shares of Class B-2 common stock convert into shares of Class A common stock, unless another liquidity event, such as a merger, occurs prior to the end of the measurement period. If another liquidity event occurs prior to the end of the measurement period, the Listing Note provides for appropriate adjustment to the calculation of the Listing Amount.

The Special Limited Partner has the right to receive distributions of  Net Sales Proceeds (as defined in the Listing Note), until the Listing Note is paid in full; provided that, the Special Limited Partner has the right, but not the obligation, to convert its entire special limited partnership interest in the OP into Class A Units.

Pursuant to the Credit Agreement, the Special Limited Partner was required, in connection with the Listing Note, to enter into the Subordination Agreement, whereby the Special Limited Partner will agree to subordinate its rights under the Listing Note to the obligations under the Credit Agreement.

BMO Capital Markets Corp., an affiliate of BMO Bank, has been engaged by the Company to, among other things, provide advice to the Company related to positioning the Company in the public markets in connection with the Listing.

The foregoing summary of the Listing Note and the Subordination Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Listing Note and the Subordination Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Advisory Agreement Amendment

On July 19, 2018, the Company entered into an amendment (the “Amendment”) to its advisory agreement with the Advisor (the “Advisory Agreement”). As previously disclosed, the Amendment will lower the quarterly thresholds of Core Earnings Per Adjusted Share (as defined in the Advisory Agreement) the Company must reach on a quarterly basis for the Advisor to receive the Variable Management Fee (as defined in the Advisory Agreement) from $0.375 and $0.50 to $0.275 and $0.3125. The Amendment also revises the definition of Adjusted Outstanding Shares (as defined in the Advisory Agreement), which is used to calculate Core Earnings Per Adjusted Share, to be based on the Company’s reported diluted weighted-average shares outstanding.

In recommending the Amendment, the nominating and corporate governance committee (the “NCG Committee”) of the Company’s board of directors (the “Board”) reviewed the implementation of the Company’s current Board-approved business strategy of a diversified net lease portfolio with a retail focus, which differs substantially from the proposed hybrid mortgage and net lease focus at the time the Advisory Agreement was executed in 2015. In resetting the applicable thresholds, the NCG Committee aimed to further align the Advisor with the Company’s shareholders by incentivizing growth through the continued implementation of the Company’s current business strategy.

The foregoing summary of the material terms of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Multi-Year Outperformance Award

On July 19, 2018, effective at the Listing, the Company entered into the OPP pursuant to which it granted, based on the recommendation of the Company’s compensation consultant, FTI Consulting, Inc. (“FTI”) and the compensation committee of the Board (the “Compensation Committee”), a performance-based equity award to the Advisor in the form of LTIP Units.

The following summary of the award of LTIP Units pursuant to the OPP does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the OPP and the A&R LPA, which are attached as Exhibits 10.4 and 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference and which supersede in all respects the general terms of the multi-year outperformance agreement and the amendment and restatement of the limited partnership agreement of the OP previously approved by the Board in April 2015 to be effective upon a listing of the Company’s common stock.

On the Listing Date, the OP will issue the Advisor the Master LTIP Unit pursuant to the OPP and the 2018 Advisor Omnibus Incentive Compensation Plan of the Company (the “Advisor Plan”). The Master LTIP Unit will, in accordance with the A&R LPA, automatically convert on August 30, 2018 (the “Effective Date”), the 30th trading day following the Listing Date, into a number of LTIP Units (the “Award LTIP Units”) equal to the quotient of $72,000,000 divided by the average closing price of the Company’s Class A common stock on Nasdaq over the 10 consecutive trading days immediately prior to the Effective Date (the “Initial Share Price”).

The Award LTIP Units represent the maximum number of LTIP Units that could be earned by the Advisor during a performance period (the “Performance Period”) commencing on the Listing Date and ending on the earliest of (i) the third anniversary of the Listing Date, (ii) the effective date of any Change of Control (as defined in the OPP) and (iii) the effective date of any termination of the Advisor’s service as advisor of the Company.

Half of the Award LTIP Units (the “Absolute TSR LTIP Units”) will be eligible to be earned as of the last day of the Performance Period (the “Valuation Date”) if Company achieves an absolute total stockholder return (“TSR”) for the Performance Period as follows:

Performance Level	Absolute TSR	Percentage of Award LTIPs Earned
Below Threshold	Less than 24.0%	0%
Threshold	24.0%	25%
Target	30.0%	50%
Maximum	36.0% or higher	100%

If the Company’s absolute TSR is more than 24% but less than 30%, or more than 30% but less than 36%, the percentage of the Absolute TSR Award LTIPs earned will be determined using linear interpolation as between those tiers, respectively.

Half of the Award LTIP Units (the “Relative TSR LTIP Units”) will be eligible to be earned as of the Valuation Date if the amount, expressed in terms of basis points (bps), whether positive or negative, by which the Company’s absolute TSR on the Valuation Date exceeds the average TSR of a peer group consisting of Colony Capital, Inc., Lexington Realty Trust, Ramco-Gershenson Properties Trust, Select Income REIT and Spirit Realty Capital, Inc. as of the Valuation Date as follows:

Performance Level	Relative TSR Excess	Percentage of Relative TSR Award LTIPs Earned
Below Threshold	Less than -600 bps	0%
Threshold	-600 bps	25%
Target	0 bps	50%
Maximum	+600 bps or more	100%

If the relative TSR excess is more than -600 bps but less than 0 bps, or more than 0 bps but less than +600 bps, the percentage of the Relative TSR Award LTIPs earned will be determined using linear interpolation as between those tiers, respectively.

If the Valuation Date is the effective date of a Change of Control or a termination of the Advisor without Cause (as defined in the Advisory Agreement), then calculations relating to the number of LTIP Units earned pursuant to the OPP will be performed based on actual performance as of (and including) the effective date of the Change of Control or termination (as applicable) based on the performance through the last trading day prior to the effective date of the Change of Control or termination (as applicable), with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years but without pro-rating the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn to reflect the shortened period.

If the Valuation Date is the effective date of a termination of the Advisor with Cause, then calculations relating to the number of LTIP Units earned pursuant to the OPP will also be performed based on actual performance as of (and including) the effective date of the termination based on the performance through the last trading day prior to the effective date of the termination, with the hurdles for calculating absolute TSR pro-rated to reflect that the Performance Period lasted less than three years and with the number of Absolute TSR LTIP Units or Relative TSR LTIP Units the Advisor would be eligible to earn also pro-rated to reflect the shortened period.

The award of LTIP Units under the OPP will be administered by the Compensation Committee, provided that any of the Compensation Committee’s powers can be exercised instead by the Board if the Board so elects. Following the Valuation Date, the Compensation Committee is responsible for determining the number of Absolute TSR Award LTIPs and Relative TSR Award LTIPs earned, as calculated by an independent consultant engaged by the Compensation Committee and as approved by the Compensation Committee in its reasonable and good faith discretion. The Compensation Committee also must approve the transfer of any Absolute TSR Award LTIPs and Relative TSR Award LTIPs (or Class A Units into which they may be converted in accordance with the terms of the A&R LPA).

LTIP Units earned as of the Valuation Date will also become vested as of the Valuation Date. Any LTIP Units that are not earned and vested after the Compensation Committee makes the required determination will automatically and without notice be forfeited without the payment of any consideration by the Company or the OP, effective as of the Valuation Date.

The rights of the Advisor as the holder of the Master LTIP Unit and LTIP Units will be governed by the terms of the Master LTIP Unit and LTIP Units contained in the A&R LPA. Until an LTIP Unit is earned in accordance with the provisions of the OPP, the holder of the LTIP Unit will be entitled to distributions on the LTIP Unit equal to 10% of the distributions (other than distributions of sale proceeds) made on a Class A Unit. Distributions paid with respect to an LTIP Unit will not be subject to forfeiture, even if the LTIP Unit is ultimately forfeited because it is not earned in accordance with the OPP. Moreover, the Master LTIP Unit will be entitled, on the Effective Date, to receive a distribution equal to the product of 10% of the distributions made per Class A Unit during the period from the Listing Date to the Effective Date multiplied by the number of Award LTIP Units.

After an LTIP Unit is earned, the holder will be entitled to a priority catch-up distribution per earned LTIP Unit equal to the accrued distributions on a Class A Unit during the Performance Period, less distributions already paid on the LTIP Unit during the Performance Period. As of the Valuation Date, the earned LTIP Units will become entitled to the same distributions as Class A Units. At the time the Advisor’s capital account with respect to an LTIP Unit is economically equivalent to the average capital account balance of a Class A Unit, the LTIP Unit has been earned and it has been vested for 30 days, the Advisor, in its sole discretion, will be entitled to convert the LTIP Unit into a Class A Unit in accordance with the A&R LPA. In accordance with, and subject to the terms of, the A&R LPA, Class A Units may be redeemed on a one-for-one basis for, at the Company’s election, shares of Class A common stock or the cash equivalent thereof.

Item 3.02. Unregistered Sales of Equity Securities.

The Board has determined based on information and analysis provided by the Advisor that the Economic Hurdle (as defined in the Previous LPA) has been satisfied and that the Listing will be a Liquidity Event (as defined in the Previous LPA), and, therefore, all 1,052,420 units of limited partnership designated as “Class B Units” (“Class B Units”) that are currently issued and outstanding, all of which were owned by Advisor, will be converted into an equal number of Class A Units effective at the Listing. The Board has approved, effective following this conversion, the redemption of these Class A Units for an equal number of shares of newly issued Class A common stock consistent with the redemption provisions contained in the A&R LPA. This redemption was exempt from registration under Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Plans

The Board has adopted the Advisor Plan and the 2018 Omnibus Incentive Compensation Plan of the Company (the “Individual Plan” and, together with the Advisor Plan, the “Plans”), which will become effective at the Listing.

The Advisor Plan is substantially similar to the Individual Plan, except with respect to the eligible participants. Participation in the Individual Plan is open to the Company’s directors, officers and employees (if the Company ever has employees), employees of the Advisor and its affiliates, employees of entities that provide services to the Company, directors of the Advisor or of entities that provide services to the Company, certain consultants to the Company and the Advisor and its affiliates or to entities that provide services to the Company. By contrast, participation in the Advisor Plan is only open to the Advisor.

The Plans are intended to succeed and replace the existing Amended and Restated Incentive Restricted Share Plan of the Company (the “Prior Plan”). Following the effectiveness of the Plans at the Listing, no further awards will be issued under the Prior Plan; provided, however, that any outstanding awards under the Prior Plan, such as unvested restricted shares of the Company’s common stock (“restricted shares”) held by the Company’s independent directors, will remain outstanding in accordance with their terms and the terms of the Prior Plan until all those awards are forfeited, canceled, expired or otherwise terminated in accordance with their terms.

While the Prior Plan provided only for awards of restricted shares and restricted stock units, the Plans have been expanded to permit awards of options, stock appreciation rights, stock awards, LTIP Units and other equity awards in addition to restricted shares and restricted stock units.

Each Plan has a term of 10 years, commencing on the Listing Date (by contrast, the Prior Plan would have expired in March 2023).

Identical to the Prior Plan, the number of shares of the Company’s capital stock available for awards under the Plans, in the aggregate, is 10.0% of the Company’s outstanding shares on a fully diluted basis at any time. Shares subject to awards under the Individual Plan will reduce the number of shares available for awards under the Advisor Plan on a one-for-one basis and vice versa.

The foregoing summary of the Plans does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Plans, which are attached as Exhibits 10.5 and 10.6, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Director Compensation

The Board has adopted, based on the recommendation of FTI and the Compensation Committee, a new director compensation program, which will become effective at the Listing and will both replace the Company’s existing director compensation program and supersede in all respects the director compensation previously approved by the Board in April 2015 to be effective upon a listing of the Company’s common stock.

Pursuant to the new director compensation program, each of the Company’s directors (including Edward M. Weil, Jr., the sole director on the Board who is not independent) will receive a one-time retention grant of a number of restricted shares equal to the quotient of $340,000 divided by the Initial Share Price, vesting annually over a three-year period commencing on the Listing Date in equal installments. Pursuant to the new director compensation program, on a regular basis, each independent director will receive an annual cash retainer of  $60,000 and, in connection with each of Company’s annual meeting of stockholders, a grant of $85,000 in restricted shares, vesting on the one-year anniversary of the annual meeting. Because the independent directors did not receive an annual grant of restricted shares in connection with the Company’s 2018 annual meeting of stockholders pursuant to the Company’s existing director compensation program, the independent directors will receive a grant of restricted shares pursuant to the new director compensation program of a number of restricted shares equal to the quotient of $85,000 divided by the Initial Share price, vesting on the first anniversary of the Listing Date.

Pursuant to the new director compensation program, the lead independent director will receive an additional annual cash retainer of  $100,000, the chair of the audit committee of the Board (the “Audit Committee”) will receive an additional annual cash retainer of $30,000, each other member of the Audit Committee will receive an additional annual cash retainer of $15,000, the chair of each of the Compensation Committee and the NCG Committee will receive an additional annual cash retainer of $15,000, and each other member of each of the Compensation Committee and the NCG Committee will receive an additional annual cash retainer of $10,000.

Pursuant to the new director compensation program and consistent with the existing director compensation program, the Company will continue to reimburse directors for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board and its committees and pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company.

Indemnification Agreements

On July 19, 2018, effective at the Listing, the Company entered into new indemnification agreements (the “Indemnification Agreements”) with its directors, executive officers, the Advisor and AR Global Investments, LLC (the successor business to AR Capital, LLC, “AR Global”), which wholly owns the Advisor (collectively, the “Indemnitees”). The Company also expects to enter into similar indemnification agreements with its future directors and officers.

The Indemnification Agreements replace and supersede previous indemnification agreements between the Company and each of its directors, executive officers, the Advisor and AR Global, and were entered into in connection with the Listing. The new form of Indemnification Agreement permits the Company to indemnify the Indemnitees to the maximum extent permitted by Maryland law and removes certain limitations previously required by the Statement of Policy Regarding Real Estate Investment Trusts promulgated by the North American Securities Administrators Association, Inc., or the NASAA Guidelines, that are no longer applicable to the Company.

The foregoing summary description of the material terms of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by reference to, the form of Indemnification Agreement, which is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board has adopted an amendment and restatement of the Company’s Bylaws (as amended and restated, the “Bylaws”), which will become effective at the Listing. The amendments clarify certain corporate procedures, make ministerial changes and eliminate redundancies.

The foregoing summary of the Bylaws does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Bylaws, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board has adopted an amendment and restatement of the Company’s Amended and Restated Code of Business Conduct and Ethics (the “Code”), which will become effective at the Listing. The amendments to the Code reflect the Company’s current entity name and are otherwise generally ministerial.

The foregoing description of the Code is a summary and is qualified in its entirety by the terms of the Code, which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference. The Code will also be posted on the Company’s website at www.americanfinancetrust.com under the “Corporate Governance” subsection of the “Investor Relations” tab.

Item 8.01. Other Events.

Share Repurchase Program

The Board has authorized, effective at the Listing, a share repurchase program of up to $200 million of Class A common stock that the Company may implement from time to time, following the Listing, through open market repurchases or in privately negotiated transaction based on the Board and management’s assessment of, among other things, market conditions prevailing at the particular time. The Company will have the ability to repurchase shares of Class A common stock up to this amount at its discretion, subject to authorization by the Board prior to any such repurchase.

Distribution Policy Changes

As previously announced, in connection with the Listing, the Board changed the rate at which the Company pays distributions on its common stock from an annualized rate equal to $1.30 per share to an annualized rate equal to $1.10 per share, effective as of July 1, 2018, and the Company is transitioning to declaring distributions based on monthly, rather than daily, record dates.

With respect to distributions to be declared for the months of July and August 2018:

•	The Board authorized, and the Company has previously declared, a daily distribution equal to $0.0030136986 on each share of each class of the Company’s common stock per day (based on the annualized rate of $1.10 per share) with respect to the period from July 1, 2018 to July 18, 2018 (the day prior to the Listing Date), which will be payable on or before the close of business on August 3, 2018 to stockholders of record at the close of business on each day during the period from July 1, 2018 to July 18, 2018 (the “July Pre-Listing Distribution”).

•	The Board has authorized, and the Company hereby declares, a prorated monthly distribution based on the annualized rate of $1.10 per share with respect to the period from the Listing Date to July 31, 2018 on each share of each class of the Company’s common stock payable on or before the close of business on August 15, 2018 to stockholders of record at the close of business on August 10, 2018.

•	The Board has authorized, and the Company hereby declares, a full monthly distribution equal to $0.0916667 (based on the annualized rate of $1.10 per share) with respect to August 2018 on each share of each class of the Company’s common stock payable on or before the close of business on September 17, 2018 to stockholders of record at the close of business on September 11, 2018.

Distribution Reinvestment Plan

The Board has approved an amended and restated the Company’s distribution reinvestment plan (the “A&R DRIP”), effective as of July 19, 2018 following the mailing of the notice attached hereto as Exhibit 99.2 to participants in the Company’s distribution reinvestment plan prior to this amendment and restatement. These participants will continue to be participants in the A&R DRIP (“Participants”). Beginning with the July Pre-Listing Distribution, distributions payable with respect to all or a portion of the shares of the Company’s common stock (including Class A common stock, Class B-1 common stock and Class B-2 common stock) held by Participants may be reinvested in shares of Class A common stock.

Shares sold pursuant to the A&R DRIP may be acquired directly from the Company at a price based on the average of the high and low sales prices of Class A common stock on Nasdaq. Shares sold pursuant to the A&R DRIP may also be acquired through open market purchases by the plan administrator at a price that will be based on the weighted average of the actual prices paid for all of the shares of Class A common stock purchased by the plan administrator with all Participants’ reinvested distributions for the related quarter, less a per share processing fee. Purchases of shares of Class A common stock will be made on an investment date in each month, which will be no later than five business days following the record date for the distribution (unless that day is not a business day in which case it is the first business day immediately thereafter and except with respect to the July Pre-Listing Distribution for which the investment date will be a day within seven days of the payment date) with respect to shares acquired directly from the Company and relating to a distribution reinvestment, and no later than ten business days following the distribution payment date with respect to shares purchased in the open market.

A Participant may withdraw from the A&R DRIP with respect to all or a portion of his, her or its participating shares at any time. If the request to withdraw is received prior to a distribution record date set by the Board for determining stockholders of record entitled to receive a distribution, the request will be processed on the day following receipt of the request by the plan administrator. The Company may suspend, terminate, or amend the A&R DRIP at any time, effective immediately. Notice will be mailed to Participants of any suspension or termination, or of any amendment that alters the A&R DRIP terms and conditions, as soon as practicable after action by the Company.

The sale of shares of Class A common stock pursuant to the A&R DRIP will be registered pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-210532), a copy of which is located on the SEC’s website and available here:
https://www.sec.gov/Archives/edgar/data/1568162/000114420416092092/0001144204-16-092092-index.htm.

The foregoing summary of the A&R DRIP does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the A&R DRIP, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

The foregoing contains forward-looking statements within the meaning of the federal securities laws. All statements, other than statements of historical facts included in this Current Report on Form 8-K, including statements concerning the Company’s plans, objectives, goals, beliefs, business strategies, future events, business conditions, the Company’s results of operations, financial position and the Company’s business outlook, business trends and other information are forward-looking statements. When used in this Current Report on Form 8-K, the words “estimate”, “anticipate”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “seek”, “approximately” or “plan”, or the negative of these words and phrases, or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters are intended to identify forward-looking statements. Stockholders can also identify forward-looking statements by discussions of strategy, plans or intentions of management.

Forward-looking statements are not historical facts, and are based upon the Company’s current expectations, beliefs, estimates and projections, and various assumptions, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The Company’s expectations, beliefs, estimates and projections are expressed in good faith and the Company believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will result or be achieved and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from the forward-looking statements contained in this Current Report on Form 8-K. The risks, uncertainties and other important factors include, among others, the risks and uncertainties described under the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as amended, and as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. The Company cautions stockholders not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws
4.1	Second Amended and Restated Agreement of Limited Partnership of American Finance Operating Partnership, L.P., dated as of July 19, 2018
10.1	Listing Note Agreement, dated as of July 19, 2018, between American Finance Operating Partnership, L.P. and American Finance Special Limited Partner, LLC
10.2	Subordination Agreement, dated as of dated as of July 19, 2018, among American Finance Special Limited Partner, LLC, BMO Harris Bank N.A. and American Finance Operating Partnership, L.P.
10.3	Amendment No. 1 to the Third Amended and Restated Advisory Agreement, dated July 19, 2018, among American Finance Trust, Inc., American Finance Operating Partnership, L.P. and American Finance Advisors, LLC
10.4	Advisor Multi-Year Outperformance Agreement, dated as of July 19, 2018, between American Finance Operating Partnership, L.P. and American Finance Advisors, LLC
10.5	2018 Advisor Omnibus Incentive Compensation Plan
10.6	2018 Omnibus Incentive Compensation Plan
10.7	Form of Indemnification Agreement
14.1	Amended and Restated Code of Business Conduct and Ethics
99.1	Amended and Restated Distribution Reinvestment Plan
99.2	Notice to Distribution Reinvestment Plan participants, dated as of July 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Finance Trust, Inc.

Date: July 19, 2018	By:	/s/ Edward M. Weil, Jr.
Edward M. Weil, Jr.
Chairman, Chief Executive Officer and President